American Century Capital Portfolios, Inc. Statement of Additional Information (SAI) Supplement AC Alternatives® Income Fund AC Alternatives® Long Short Fund AC Alternatives® Multi-Strategy Fund
Supplement dated October 1, 2016 ■ Statement of Additional Information dated March 1, 2016

The following language is added as the next section under the Variable-, Floating- and Auction-Rate Securities section on page 29 of the SAI.
Volatility Index Investments
The funds may invest in volatility indices and/or futures or options related to a volatility index. Volatility indices measure the expected future volatility of the stock market. The CBOE Volatility Index (VIX), is an example of a volatility index. The VIX is a popular measure of the implied volatility of near-term S&P 500 index options and represents one measure of the market’s expectation of stock market volatility over the following 30-day period. The VIX is calculated real-time by using S&P 500 option bid/ask quotes and tends to move in the opposite direction of the S&P 500 because markets typically price in elevated levels of volatility during periods of market stress. During these times, implied volatilities can also be driven up by elevated demand for S&P 500 options as a portfolio hedge. At expiration, the holder of an in-the-money VIX option will receive a cash payment based on the amount the option is in the money. Investments in volatility instruments may be utilized by the fund to hedge against a rise in implied volatilities, to express a directional view on implied volatilities or to express a relative value view on implied volatilities.
Risks associated with VIX Options. One of the primary drivers of the value of a VIX option is movement in the VIX spot index, which is a measure of implied volatility of S&P 500 options. Therefore, changing market expectations of future volatility will lead to changes in the market value of VIX options. VIX options will be subject to market risk. Because implied volatilities often rise during periods of market stress, the VIX index is often negatively correlated to equity markets. Options carry credit risk to the extent that the option seller owes the option buyer a payment at the time the option is exercised. Options may also present tracking risk. An imperfect or variable degree of correlation between price movements of the derivative and the underlying investment may prevent the portfolio from achieving the intended effect. The value of an option can change over time depending on several factors aside from just changes in the underlying asset’s price, such as the time remaining to expiration and the expected level of volatility in the underlying asset. For option buyers, the risk of loss is limited to the option premium at the time of purchase. The seller of a call option loses money to the extent that the asset price increases over the strike price by more than the amount of the premium. Given that there is no ceiling on an underlying asset’s price, the theoretical potential loss on a short call position is unlimited. The seller of a put option loses money to the extent that the asset price decreases below the strike price by more than the amount of the premium; therefore the potential loss is limited to the full value of the underlying asset.
Risks associated with VIX futures contracts. VIX futures contracts are unlike traditional futures contracts and are not based on a tradable reference asset.  The VIX Index is not directly investable, and the settlement price of a VIX futures contract is based on the calculation that determines the level of the VIX Index.  As a result, the behavior of a VIX Futures Contract may be different from traditional futures contracts whose settlement price is based on a specific tradable asset.  When the fund has an open futures contract position, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  Because futures require only a small initial investment in the form of a deposit or margin, investments in futures contracts may create leverage risk for the fund.  If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.  Futures markets are highly volatile and the use of or exposure to futures contracts may increase volatility of the fund’s NAV.  Futures contracts are also subject to liquidity risk.

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